Exhibit 99.3

2016 January Business Update January 28, 2016 Today’s Fuel Cells for proven, reliable power Copyright 2016 by Plug Power Inc.

Safe Harbor This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“PLUG”), including but not limited to statements about PLUG’s 2016 objectives, including goals relating to revenue, sales, booking, gross margin and GenKey and GenFuel installations You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; the risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive, ReliOn and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive, ReliOn and GenKey systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission. For additional disclosure regarding these and other risks faced by PLUG, see disclosures contained in PLUG's public filings with the Securities and Exchange Commission (the “SEC”) including, the “Risk Factors” section of PLUG’s Annual Report on Form 10-K for the year ended December 31, 2014. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information. 2

2015 Scorecard 3 Goal (set in Jan. 2015) 2015 Preliminary Results Revenues $100mm >$100mm Contract Bookings $200mm >$200mm GenKey Installs 15 >15 GenDrive GM by year end 25% >25% New Customers 6 >6

Significant Accomplishments in 2015 Strong commercial traction sets Plug Power up for continued future Eight new customers growth. • Nike Uline Youngs The Home Depot FreezPak Dietz and Watson Colruyt (Europe) Prelodis (Europe) Continued expansion with WalMart • 10 new GenKey sites live • Expansion with other key customers, including: • Kroger Lowes BMW VW Focused sales effort in Europe with international companies via HyPulsion acquisition • 4

2015 Success Stimulates 2016 Activity

Operational execution drives Plug Power towards profitability and enables market expansion activities.

- GenDrive Fuel Cell Margin Expansion
  - Gross Margins >25% at end of Q4; Clear path to 35%
  - GenDrive represents 50% of 2015 overall sales
    - big impact on overall margins
- GenFuel H_2 Infrastructure
  - Skid redesign improves margins, install time and reliability
  - New paths identified to reduce H_2 cost overall
- GenCare Service
  - Service resources per unit continues to improve
  - Product reliability and customer concentration will accelerate performance


2015 Sales
GenDrive
GenFuel
Service
PPA & Fuel
Stationary

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plugpower

2016 Goals • Sales Expansion Establish additional anchor accounts Continue to penetrate leading international retailers and manufacturers • • • Continue to Expand Gross Margins GenCare GenFuel • • • Transform Hydrogen into a Margin Generator Simplified liquid solutions Economical, highly available on-site generation Fueling stations • • • • Penetrate EV Market beyond Material Handling Range extenders Industrial Vehicles • • 6

2016 Scorecard Note: Full year 2016 gross margin forecast excludes $10M of deferred profit 7 2016 Goal Revenues >$150mm Contract Bookings > $275mm GenKey Installs >25 Infrastructure Sites Overall Gross Margin >10% Operating Cash Flows Use less than $20mm

•Plan 2015 Forecast Q1201S Q2201S Q3 201S Q4201S Q12016 Q2 2016 Q3 2016 Q42016

Contract Bookings, Revenue, & Backlog ($ millions) >50% of 2015 revenues were in Contract Backlog at start of the year For 2016, we start with >70% in Contract Backlog 9 Fiscal Year Contract Bookings Revenue Contract Revenue Backlog Year End Total < 12 Months > 12 Months 2013 56 26 50 42% 58% 2014 150 64 128 42% 58% 2015 Forecast >200 >100 >235 43% 57% 2016 Forecast >275 >150 >360 42% 58%

2016 Sales Plan by Product Line ($ millions) Pending Contract Bookings Contract Revenue in Backlog GenDrive Infrastructure GenCare PPA Fuel Stationary Total 10 64% of Sales – GenDrives & GenFuel Infrastructure

Total Annual Gross Profit by Product Line ($ millions) 2015 Forecast 2016 Plan ructure nCare Fuel Stationary Total 11 GenDrive Infrast Ge

Quarterly Administrative Expenses (2015 Forecast/2016 Plan) Total Admin Costs ($ millions) Total Admin as % of Sales 12 Q1 2015Q2 2015Q3 2015Q4 2015Q1 2016Q2 2016Q3 2016Q4 2016

Quarterly EBITDAS and Operating Cash Flows (% of Sales) Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 EBITDAS Operating Cash Flows 2015 Forecast/2016 Plan 13 Break Even 2016 Plan – Use less than $20 mil in Operating Cash Flows

2016 Financial Focus • Leverage and Diversify Customers Drive Down Product & Service Costs • • Maintain Prudent Control over Administration Expenses • Develop More Robust Capital Solutions Note: Full year 2016 gross margin forecast excludes $10M of deferred profit 14 2016 Goal Revenues >$150mm Contract Bookings > $275mm GenKey Installs >25 Infrastructure Sites Overall Gross Margin >10% Operating Cash Flows Use less than $20mm

Questions? 15

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